SIXTH AMENDMENT TO 1993 RESTATED LOAN AGREEMENT


        THIS SIXTH AMENDMENT TO 1993 RESTATED LOAN AGREEMENT is intended to amend the terms of the 1993 Restated Loan Agreement (the "Agreement") dated as of November 8, 1993, as amended by the First Amendment to Restated Loan Agreement (the "First Amendment") dated as of April 11, 1994, as amended by the Second Amendment to and Extension of 1993 Restated Loan Agreement (the "Second Amendment") dated as of June 29, 1994, as amended by the Third Amendment to 1993 Restated Loan Agreement (the "Third Amendment") dated as of August 30, 1994, as amended by the Fourth Amendment to 1993 Restated Loan Agreement (the "Fourth Amendment") dated as of November 29, 1994, and as amended by the Fifth Amendment to 1993 Restated Loan Agreement (the "Fifth Amendment") dated as of February 27, 1995, among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, N.A., NORWEST BANK NEBRASKA, N.A. and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. All capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

        (a)     The definition of "Consolidated Tangible Net Worth" in
        Article I of the Agreement shall be deleted.

        (b) The last sentence of Section 4.3 of the Agreement shall be deleted and all references in the Agreement to Section 4.3 shall, after the date hereof, exclude any reference to the omitted sentence.

        This Amendment may be executed in several counterparts and such counterparts together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this SIXTH AMENDMENT TO 1993 RESTATED LOAN AGREEMENT dated as of April 28, 1995.

                                             DATA TRANSMISSION NETWORK
                                             CORPORATION


                                             By:    /s/  Greg T. Sloma
                                                    ----------------------------
                                             Title:  Executive Vice President
                                                     and Chief Operating Officer
                                                     ---------------------------

                                       33
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                                            FIRST NATIONAL BANK OF OMAHA

                                          By:     /S/ James P. Bonham
                                               --------------------------
                                          Title:  Vice President
                                               --------------------------


                                            FIRSTIER BANK, NATIONAL
                                            ASSOCIATION, LINCOLN, NEBRASKA


                                          By:     /s/ John Arrigo
                                               ----------------------------
                                          Title:  Officer
                                               ----------------------------


                                            FIRST NATIONAL BANK, WAHOO,
                                            NEBRASKA

                                          By:     /s/  Elizabeth E. Rezac
                                               ----------------------------
                                          Title:  Loan Officer
                                               ----------------------------

                                            NBD BANK, N.A.

                                          By:   /s/ Thomas A. Levasseur
                                               ----------------------------
                                          Title:  Vice President
                                               ----------------------------


                                            NORWEST BANK NEBRASKA, N.A.

                                         By:    /s/  Leslie J. Volk
                                               ----------------------------
                                          Title:  Vice President
                                               ----------------------------


                                            THE BOATMEN'S NATIONAL BANK
                                            OF ST. LOUIS


                                         By:    /s/ Joseph L. Scooter, Jr.
                                               ----------------------------
                                          Title:   Vice President
                                               ----------------------------


4429E/70-76
                                       34
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